SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2004
                                                  ------------

                                 TEN STIX, INC.
                                 -------------
             (Exact name of Registrant as specified in its charter)

                                    Colorado
                                    --------
         (State or other jurisdiction of Incorporation or organization)

        0-32323                                           84-1351184
        -------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

3101 Riverside Drive, Idaho Springs, CO                     80452
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(Address of principal executive offices)                  (Zip Code)

                                  303-567-0163
                                  ------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

     Press Release announcing delivery of second order of shufflers to
     -----------------------------------------------------------------
Bed Bath & Beyond
-----------------

     On May 19, 2004, Ten Stix, Inc. (the "Company") issued a Press Release announcing the delivery of the second order of its consumer model of the ProShuffle (TM) to Bed Bath & Beyond. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             Ten Stix, Inc.
                                             (Registrant)



Dated: May 19, 2004                          /s/ Thomas E. Sawyer
                                             _________________________________
                                             By:  Thomas E. Sawyer
                                             Its: President and
                                                  Chief Executive Officer

INDEX TO EXHIBITS
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Exhibit Number                      Exhibit
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99.1                                Press Release dated May 19, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.